Manor
Investment Funds

4th Quarter Report
December 31, 2023
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Smithbridge Asset Management, Inc.

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

December 31, 2023

Dear Fellow Shareholders:

The stock and bond markets rebounded after a weak 3rd Quarter of 2023 posting strong positive returns for both stocks and bonds in the 4th Quarter of 2023. The move was triggered by a deacceleration of inflation, the prospect of continued earnings growth, and a sudden reversal of stated Fed policy.

"Didn't See That Coming"

In the movie Red2 Anthony Hopkins played Dr. Edward Baily, an eccentric scientist who seemingly drifts between delusion and reality. In one of his more lucid times he managed to plant a bomb in the Kremlin and now a group of retired CIA agents are tasked with recovering the bomb to avoid an international catastrophe. Forced to recruit the erratic physicist, Baily triggers multiple plot twists, often accompanied with the taunt "didn't see that coming". In the end Baily "didn't see that coming" as he escapes, realizing too late that the ticking bomb was planted on his plane.

Looking back on the events of this past year there seems to be no lack of events which fit into the "didn't see that coming" category. The financial markets entered the year after a dismal 2022 in both the stock and bond markets. Fed policy that held interest rates close to zero for years, and prolific government spending, triggered an inflationary spiral that pushed inflation above an annual rate of 9%. The Fed, late to respond, was forced to ramp up interest rates rapidly. As 2023 began analysts uniformly expected a difficult year for both stocks and bonds based on the widely repeated Fed policy of keeping interest rates "higher for longer". As is so often the case, the markets proved the "experts" wrong and went on a rally that defied expectations. The S&P 500 index rose 26.3% for the year, large-cap growth stocks rose an incredible 42.7%, while the Bloomberg US Aggregate bond index rose 5.5% . As Edward Baily would have said, "didn't see that coming".

But the headline performance numbers mask some underlying divergences. A look at the Russell 3000 index for 2023 might prove instructive. During this past year the largest 50 stocks in that index returned 37.8% while the remaining 2500 stocks returned just 17.4%. This is in sharp contrast to the 20-year average of 9.1% for the top 50 vs. 10.3% for the remaining 2500. This narrow group of large-cap outperformers, often referred to as market concentration, was not limited to the Russell indices. The S&P 500 experienced a similar concentration of top performers as the 7 largest stocks generated almost 70% of the index return. There was also a substantial performance gap between the growth and value names in the Russell indices. The growth names in the Russell 1000 index (the largest 1000 stocks), rose 42.5% while the value names in that index returned just 11.4%. This performance is also well out of range of the 20-year average performance for growth vs. value stocks.

The performance results above were all the more surprising given the apparent weakness in the market after mid-year. The Fed continued to raise rates and reinforced its "higher for longer" interest rate policy as inflation, while declining, remained well above its target rate. After rising early in the year, stocks suffered a 10% correction from the end of July to the end of October accompanied by rising yields that triggered negative returns in the bond market, as well. But the markets started to turn upward again as speculation grew that the Fed may have engineered a "soft landing" of the economy and an end to rate hikes. In early December Fed chairman Powell seemed to temper expectations saying it would be premature to speculate on when policy might ease. But only two weeks later Powell commented that "rate cuts are something beginning to come into view and clearly a topic of discussion". The markets jumped on the news as both stocks and bonds extended a strong rally into year-end. For the quarter the S&P 500 rose 11.7% and the Bloomberg US Aggregate bond index rose 6.8%. In another case of "didn't see that coming", the markets shifted almost instantly from rate hikes to he possibility of 6 interest rate cuts next year.

The Manor Fund

The Manor Fund rose 10.65%, net of all fees and expenses, during the quarter ending December 31, 2023, underperforming the S&P 500 index return of 11.69% and comparable mutual funds, as measured by the average of Large-Cap Blend mutual funds tracked by Morningstar, return of 11.41%. The Fund underperformed the S&P 500 index, and the average of Large-Cap Blend mutual funds tracked by Morningstar during the trailing year ended December 31, 2023 with a return of 13.77% for the Fund compared to returns of 26.27% for the S&P 500 and 22.73% for comparable mutual funds. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-year period with a return of 9.58% for the Fund compared to 10.00% for the S&P 500 index, and 8.56% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 5-year and 10-year periods with annualized returns for the Fund of 12.90% and 7.50%, compared to 15.68%, and 12.01% for the S&P 500 index, and 13.84%, and 10.63% for the average of Large-Cap Blend mutual funds tracked by Morningstar.

During the 4th Quarter of 2023, the Fund was helped by strong performance from D.R. Horton, Applied Materials, Inc. Microsoft Corp., Microchip Technology Inc., and PNC Financial Group. It is interesting to note that three of these top five performers, Horton, Microsoft, and Microchip, were among the bottom performers in the portfolio last quarter. The shares of D.R. Horton traded lower early in the quarter but reversed when the market rallied. The shares continued to rise through the remainder of the quarter after the company reported revenue and earnings above expectations, and raised revenue guidance. Horton also announced an increase in the quarterly dividend. The shares of Applied Materials also rallied when the market turned upward. The company reported revenue and earnings that exceeded expectations and reaffirmed revenue and earnings guidance for the coming quarter. The shares of Microsoft moved higher well before the market turned upward. The company reported revenue and earnings above expectations on strong revenue growth. Microsoft posted strong results in each of its three primary business segments, including its Azure cloud computing segment. The company also announced staff additions to its new advanced AI research team. The shares of Microchip Technology rose sharply when the market turned upward. The shares gapped higher several times during the quarter despite reporting operating results that were uninspiring. Microchip reported revenue and earnings in line with expectations, and guided revenue and earnings below consensus for the coming quarter, but did announce a dividend increase. The shares of PNC financial rallied sharply when the market turned upward, also gapping higher several times during the quarter. The company reported earnings that exceeded expectations despite a revenue miss, and reaffirmed revenue and earnings guidance for the fiscal year.

Notable laggards during the 4th Quarter of 2023 include Enphase Energy, Inc., Valero Energy Corp., Charter Communications, Inc., Devon Energy Corp., and PepsiCo, Inc. Two of these five laggards, Valero Energy and Charter Communications, were among the top performers last quarter. The shares of Enphase continued to trade lower. The company lowered revenue guidance several times recently but was unable to meet these lowered expectations when the company reported operating results. The shares of Valero Energy traded in a narrow range for much of the quarter. The company reported revenue in line with expectations and earnings that exceeded expectations. The shares of Charter Communications traded lower during the quarter, with two noticeable gaps lower. The shares fell sharply when the company reported operating results. Charter reported earnings that beat expectations but weak revenue growth, and an increase in capital ex-

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - December 31, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –99.3%		
Consumer Discretionary – 15.0%		
Booking Holdings*	88	312,155
D. R. Horton, Inc.	4,404	669,320
Lowes Companies	1,192	265,280
		1,246,755
Consumer Staples – 4.5%		
Kroger Company	3,144	143,712
PepsiCo, Inc.	1,376	233,700
		377,412
Energy – 7.8%		
Devon Energy	6,811	308,538
Valero Energy	2,603	338,390
		646,928
Financial – 11.8%		
Apollo Global	3,136	292,244
J P Morgan	1,751	297,845
Metlife, Inc.	2,368	156,596
PNC Financial	1,479	229,023
		975,708
Health Care – 12.5%		
AbbVie, Inc.	1,871	289,949
Cencora, Inc.	1,310	269,048
CVS Health Corp.	1,282	101,226
Elevance Health	805	379,606
		1,039,829
Industrial – 6.2%		
Cummins, Inc.	1,164	278,859
Northrop Grumman	498	233,134
		511,993
Information Technology – 26.4%		
Applied Materials	3,645	590,745
Microchip Tech.	4,272	385,249
Microsoft Corp.	1,375	517,055
NetApp, Inc.	1,961	172,882
Palo Alto Networks	945	278,661
Skyworks Solutions	2,155	242,265
		2,186,857
Materials – 5.5%		
Avery Dennison	2,244	453,647
		453,647
Communication Services – 5.0%		
Alphabet Inc.*	1,658	231,606
Charter Comms. *	463	179,959
		411,565
Utility – 0.9%		
AES Corporation	3,674	70,725
		70,725
Real Estate Investment Trust – 3.7%		
Equinix, Inc.	382	307,659
		307,659
TOTAL COMMON STOCKS (Cost $ 3,892,616)		8,229,078
SHORT-TERM INVESTMENTS – 0.7%		
1st Amer. Gov. Fund	57,237	57,237
TOTAL SHORT-TERM INVESTMENTS (Cost $ 57,237)		57,237
TOTAL INVESTMENTS – 100.0% (Cost $ 3,949,853)		8,286,315
Other Assets less Liabilities – Less than 0.1%		1,741
NET ASSETS 100.0%		$ 8,288,056

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - December 31, 2023

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index


40%
30%
20%
10%
0%
-10%
-20%
-30%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending December 31, 2023

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	**10.65 %**	11.69 %	11.41 %
1-Year	**13.77 %**	26.27 %	22.73 %
3-Year Annualized	**9.58 %**	10.00 %	8.56 %
5-Year Annualized	**12.90 %**	15.68 %	13.84 %
10-Year Annualized	**7.50 %**	12.01 %	10.63 %
Annualized since inception 9/26/95	**6.69 %**	9.72 %	7.88 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
D.R. Horton Co.	8.1 %
Applied Materials	7.1 %
Microsoft Corp.	6.2 %
Avery Dennison	5.5 %
Microchip Tech.	4.6 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	26.4 %
Consumer Disc.	15.0 %
Health Care	12.5 %
Financials	11.8 %
Energy	7.8 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - December 31, 2023

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 96.8%		
Consumer Discretionary – 7.1%		
Amazon.com Inc.*	5,010	761,219
LKQ Corp.	5,645	269,775
		1,030,994
Consumer Staples – 2.2%		
Dollar Tree, Inc.*	2,271	322,596
		322,596
Energy – 5.3%		
EOG Resources	3,128	378,332
Occidental Petrol	6,717	401,072
		779,404
Financial – 6.2%		
Apollo Global	5,459	508,724
Mastercard, Inc.	915	390,257
		898,981
Health Care – 20.8%		
AbbVie, Inc.	2,360	365,729
CVS Health Corp.	4,819	380,508
Eli Lilly & Co.	1,316	767,123
Regeneron Pharma*	521	457,589
Thermo Fisher	894	474,526
UnitedHealth	1,125	592,279
		3,037,754
Industrial – 8.6%		
Landstar System	2,101	406,858
United Rentals, Inc.	1,485	851,529
		1,258,387
Information Technology – 34.5%		
Akamai Tech., Inc.*	3,258	385,584
Apple, Inc.	9,317	1,793,802
Microsoft Corp.	2,262	850,603
ON Semiconductor*	6,675	557,563
Palo Alto Networks	1,671	492,745
Qualcomm, Inc.	3,088	446,617
Salesforce.Com*	1,946	512,070
		5,038,984
Material – 4.0%		
Sherwin Williams	1,858	579,510
		579,510
Communication Services – 8.1%		
Alphabet Inc.*	3,231	455,345
Alphabet Inc.*	3,232	451,478
Charter Comm.*	700	272,076
		1,178,899
TOTAL COMMON STOCKS (Cost $5,760,231)		14,125,509
SHORT-TERM INVESTMENTS – 3.2%		
1st Amer. Gov. Fund	469,080	469,080
TOTAL SHORT-TERM INVESTMENTS (Cost $ 469,080)		469,080
TOTAL INVESTMENTS – 100.0% (Cost$ 6,229,311)		14,594,589
Other Assets less Liabilities – Less than 0.1%		1,522
NET ASSETS – 100.0%		14,596,111

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - December 31, 2023

(Unaudited)

Fund Performance

Investment Performance vs. the S&P 500 and Lipper Large-Cap Growth Index



45%
35%
25%
15%
5%
-5%
-15%
-25%
-35%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Growth Fund
S&P 500 Index
LC Growth funds

Quarter and Annualized Total Return for Periods Ending December 31, 2023

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	**9.48 %**	11.69 %	14.12 %
1-Year	**22.77 %**	26.27 %	37.58 %
3-Year Annualized	**9.07 %**	10.00 %	5.11 %
5-Year Annualized	**16.52 %**	15.68 %	16.50 %
10-Year Annualized	**11.49 %**	12.01 %	12.67 %
Annualized since inception 6/30/99	**7.17 %**	7.20 %	5.96 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	12.3 %
United Rentals, Inc.	5.8 %
Microsoft Corp.	5.8 %
Eli Lilly & Co.	5.3 %
Amazon.com	5.2 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	34.5 %
Health Care	20.8 %
Industrials	8.6 %
Communication	8.1 %
Consumer Disc.	7.1 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - December 31, 2023

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 92.9%		
U.S. Treasury 0.500 % Due 02-28-26	400,000	369,328
U.S. Treasury 1.500 % Due 08-15-26	150,000	140,302
U.S. Treasury 2.875 % Due 05-15-28	100,000	95,879
U.S. Treasury 1.750 % Due 11-15-29	325,000	290,266
U.S. Treasury 0.625 % Due 05-15-30	175,000	143,185
U.S. Treasury 4.125 % Due 11-15-32	375,000	662,720
TOTAL U.S. GOVERNMENT BONDS		1,701,680
(Cost $ 1,772,856)		
SHORT-TERM INVESTMENTS – 5.7%		
1st American Treasury Obligation Fund	105,096	105,096
TOTAL SHORT-TERM INVESTMENTS		
(Cost $ 105,096)		105,096
TOTAL INVESTMENTS – 98.6%		
(Cost $ 1,877,952)		1,806,776
Other Assets less Liabilities – Net 1.4%		25,709
NET ASSETS - 100.0%		$ 1,832,485

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - December 31, 2023

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
10%
5%
0%
-5%
-10%
-15%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending December 31, 2023

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
4th Quarter	**4.59 %**	6.36 %	3.99%
1-Year	**4.16 %**	4.12 %	4.28 %
3-Year Annualized	**-2.39 %**	-3.35 %	-1.85 %
5-Year Annualized	**0.52 %**	0.43 %	1.02 %
10-Year Annualized	**0.23 %**	1.23 %	1.25 %
Annualized since inception 6/30/99	**1.52 %**	3.28 %	3.24 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 4.125% Due 11-15-32	36.2 %
US Treasury 0.500% Due 02-28-26	20.2 %
US Treasury 1.750% Due 11-15-29	15.8 %
US Treasury 0.625% Due 05-15-30	7.8 %
US Treasury 1.500% Due 08-15-26	7.7 %

(Continued from page 3)
penditures. The shares fell again later in the quarter when management comments indicated that the company could experience negative internet subscriber adds during the quarter. The shares of Devon Energy also traded in a narrow range during the quarter. The company announced revenue and earnings that missed expectations, but reaffirmed guidance that total oil equivalent production would exceed targets for the fiscal year. The shares of PepsiCo fell early in the quarter but recovered somewhat after the company reported operating results. The company reported revenue and growth in line with expectations, and earnings that beat expectations.

During the quarter we sold our holdings of Enphase Energy and used the proceeds to buy Palo Alto Networks. Enphase has been an underperforming position and we used this opportunity to invest in a company with better growth potential. Palo Alto Networks, Inc. is a global cybersecurity provider, focusing on Network Security, Cloud Security, Security Operations and Threat Intelligence, and Security Consulting.

The Growth Fund

The Manor Growth Fund rose 9.48%, net of all fees and expenses, during the quarter ended December 31, 2023, underperforming the S&P 500 index return of 11.69% and comparable mutual funds, as measured by the average of Large-Cap Growth mutual funds tracked by Morningstar return of 14.12%. The Fund underperformed the S&P 500 index and the average of Large-Cap Growth mutual funds tracked by Morningstar, over the year ended December 31, 2023 with a return of 22.77% for the Fund, compared to 26.27% for the S&P 500 index, and 37.58% for the Morningstar average. The Fund underperformed the S&P 500 index, but outperformed comparable mutual funds during the trailing 3-years with a return of 9.07% for the Fund, compared to 10.00% for the S&P index, and 5.11% for the average Large-Cap Growth mutual fund tracked by Morningstar. The Fund outperformed both the S&P 500 index and the average Large-Cap Growth mutual fund tracked by Morningstar during the trailing 5-years with of return of 16.52% for the Fund compared to returns of 15.68% for the S&P 500 and 16.50% for comparable funds, but underperformed those same indices for the trailing 10-year period with returns of 11.49% for the Fund compared to 12.01% and 12.67% for the S&P index and Morningstar average, respectively. The Fund generated a return of 7.17% since inception, underperforming the S&P 500 index return of 7.20%, but outperforming the average Large-Cap Growth fund tracked by Morningstar return of 5.96%.

During the 4th Quarter of 2023, the Fund was helped by strong performance from Apple, Inc., United Rentals, Inc., Microsoft Corporation, Amazon.com, Inc., and Salesforce.com. The shares of Apple, among the weak performers last quarter, rallied when the market moved higher early in the quarter. The shares continued to move higher after the company reported revenue and earnings above expectations due to better-than-expected revenue from iPhones and services. The shares of United Rentals also moved higher when the stock market rallied. The move accelerated when the company reported revenue and earnings above expectations, strong revenue growth year-over-year, and raised revenue guidance for the fiscal year. The shares of Microsoft, also among the weak performers last quarter, moved higher well before the market turned upward. The company reported revenue and earnings above expectations on strong revenue growth. Microsoft posted strong results in each of its three primary business segments, including its Azure cloud computing segment. The company also announced staff additions to its new advanced AI research team. The shares of Amazon were also strong during the quarter. Amazon reported revenue and earnings above expectations, but lowered revenue guidance slightly for the coming quarter. Investors overlooked the lowered revenue guidance and focused instead on substantial year-over-year growth in the Amazon Web Services and Advertising Services segments. The shares of Salesforce, a recent addition to the portfolio, also rallied when the market turned upward. The company reported earnings that exceeded expectations on double-digit revenue growth. Salesforce also raised earnings guidance and reaffirmed revenue guidance for the coming quarter.

Notable laggards during the 3rd Quarter of 2023 include Enphase Energy, Inc., ON Semiconductor Corp., Charter Communications, Occidental Petroleum Corp., and EOG Resources, Inc. The shares of Enphase continued to trade lower. The company lowered revenue guidance several times recently but was unable to meet these lowered expectations when the company reported operating results. The shares of ON Semiconductor fell sharply early in the quarter when the company reported operating results. ON Semiconductor reported revenue and earnings that beat expectations, but lowered revenue and earnings guidance for the next quarter. The shares rebounded

somewhat when the market rallied but the move only brought the stock back to pre-earnings levels. The shares of Charter Communications traded lower during the quarter, with two noticeable gaps lower. The shares fell sharply when the company reported operating results. Charter reported earnings that beat expectations but weak revenue growth, and an increase in capital expenditures. The shares fell again later in the quarter when management comments indicated that the company could experience negative internet subscriber adds during the quarter. The shares of Occidental Petroleum fell during the quarter, roughly in line with the energy sector. The company reported revenue and earnings that exceeded expectations. Later in the quarter Occidental entered into a purchase agreement to acquire CrownRock, the third largest producer in the Permian basin, improving Occidental's competitive standing with some of the largest energy producers. The shares of EOG Resources also fell roughly in line with the energy sector. EOG reported revenue and earnings that beat expectations, increased its quarterly dividend, and declared a special dividend, as well. The special dividend is consistent with other energy companies that use special dividends to return accumulated profits to shareholders.

During the quarter we sold Enphase Energy and Bristol-Myers Squibb. Enphase has been an underperforming position, while the sale of Bristol-Myers helped to reduce our over-weight in the Health Care sector. We used the proceeds to buy Palo Alto Networks, Inc., a global cybersecurity provider, focusing on Network Security, Cloud Security, Security Operations and Threat Intelligence, and Security Consulting.

<u>The Bond Fund</u>

The Manor Bond Fund rose 4.59%, net of all fees and expenses, during the quarter ending December 31, 2023, outperforming the Bloomberg Barclay Intermediate US Treasury index return of 3.99%, but underperforming the average of US Treasury mutual funds tracked by MorningStar return of 6.36%, The Fund generated a return of 4.16% during the year ended December 31, 2023, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 4.28% but outperforming the average of US Treasury mutual funds as tracked by Morningstar return of 4.12%. The Fund generated an annualized return of –2.39% during the 3-year period ending December 31, 2023 underperforming the Bloomberg Barclay Intermediate Treasury index return of –1.85, but outperforming the average mutual fund tracked by MorningStar return of –3.35%. The Fund generated an annualized return of 0.52% for the 5-year perioded ending December 31, 2023 underperforming the Bloomberg Barclay Intermediate Treasury index return of 1.02%, but outperforming the average of US Treasury mutual fund tracked by MorningStar return of 0.43%. The Fund generated an annualized return of 0.23% for the 10-year period ending December 31, 2023 underperforming the Bloomberg Barclay index return of 1.25%, and the return of 1.23% for the average US Treasury mutual fund tracked by Morningstar. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. Debt securities typically decline in value when interest rates rise.

<u>What Might Be Coming</u>

In a repeat of the 3rd Quarter 2023, market action was a reflection of uncertainty regarding central bank policy. Investors grappled with shifting pronouncements by Fed chairman Powell, other Fed governors, and Treasury Secretary Yellen. The strong rally that pushed stocks close to all-time highs was based entirely on the expectation that the Fed would end interest rate hikes, and would cut rates up to 6 times this year. Investors may be in for an unpleasant surprise if those rate cut expectations do not materialize. As I highlighted in September, the inverted Treasury yield curve and growing concentration in the stock market remain warning signs. The yield curve inversion declined to 0.38%, indicating that a recession could be approaching, while the over-concentration and extended valuation of stocks in the S&P 500 have increased risk in investor portfolios. Too many things need to go right to sustain the stock market at these levels.

There is never any shortage of risk in the financial markets so we must find a way to manage that risk without becoming too defensive. Our investment process is designed to identify companies that have growing revenue streams, consistent free cash flow, and strong balance sheets to provide support in uncertain times. The resilience of these companies helps us manage portfolios positioned for the road ahead while providing some protection for the things that we didn't see happening.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.